UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 8, 2015

STATE NATIONAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36712	26-0017421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 L. Don Dodson Dr.
Bedford, Texas 76021

(Address of principal executive offices) (zip code)

(817) 265-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

Management of State National Companies, Inc. (the “Company”) intends to reference a slide presentation during investor meetings commencing on Thursday, January 8, 2015.  A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.  The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Cautionary Statement Concerning Forward-Looking Statements

Various statements contained in the slide presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and the Company’s future production, revenues, income and capital spending.  The Company’s forward-looking statements are generally, but not always, accompanied by words such as “estimate,” “believe,” “expect,” “anticipate,” “would,” “will,” “may,” “plan,” “goal,” “target,” “could,” “continue,” “intend” or other words that convey the uncertainty of future events or outcomes.  While the Company’s management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control.

Examples of forward-looking statements include the plans and objectives of management for future operations, including those relating to future growth of the Company’s business, and are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond the Company’s control.  There can be no assurance that actual developments will be those anticipated by the Company.  Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the Company’s ability to recover from its capacity providers, the cost and availability of reinsurance coverage, challenges to the Company’s use of issuing carrier or fronting arrangements by regulators or changes in state or federal insurance or other statutes or regulations, the Company’s dependence on a limited number of business partners, potential regulatory scrutiny of lender-placed automobile insurance, level of new car sales, availability of credit for vehicle purchases and other factors affecting automobile financing, the Company’s ability to compete effectively, a downgrade in the financial strength ratings of the Company’s insurance subsidiaries, the Company’s ability to accurately underwrite and price its products and to maintain and establish accurate loss reserves, changes in interest rates or other changes in the financial markets, the effects of emerging claim and coverage issues, changes in the demand for the Company’s products, the effect of general economic conditions, breaches in data security or other disruptions with the Company’s technology, and changes in pricing  or other competitive environments.

Forward-looking statements involve inherent risks and uncertainties and the Company cautions readers that various factors could cause its actual financial and operational results to differ materially from those indicated by forward-looking statements made from time-to-time in news releases, reports, proxy statements, registration statements, and other written communications, as well as oral statements made from time to time by representatives of the Company.  These factors and other risks and uncertainties are described in detail in the Company’s filings with the Securities and Exchange Commission.  The forward-looking statements contained in the slide presentation speak only as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01              Financial Statements And Exhibits.

(d)           Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

99.1        Slides from presentation by management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL COMPANIES, INC.

Date: January 8, 2015	By:	/s/ David Hale
David Hale
Executive Vice President, Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Slides from presentation by management.